UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): March 8, 2018

Pershing Gold Corporation

(exact name of registrant as specified in its charter)

Nevada	000-54710	26-0657736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1658 Cole Boulevard Building 6 - Suite 210 Lakewood, Colorado	80401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 974-7248

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on February 26, 2018, Alex Morrison resigned as a member of the Board of Directors (the “Board”) of Pershing Gold Corporation (the “Company”) on February 23, 2018. The Company notified Nasdaq on February 26, 2018 that, due to Mr. Morrison’s resignation from the Board, the Company would no longer continue to satisfy the requirements of Nasdaq Listing Rule 5605(c)(2)(A), which requires the audit committee of a company with Nasdaq-listed securities to have a minimum of three members.

On March 8, 2018, the Company received a written notice from Nasdaq confirming the Company’s non-compliance with Listing Rule 5605, and confirming that the Company, in accordance with the cure period provided for in Nasdaq Listing Rule 5605(c)(4), has (a) until the earlier of its next annual stockholders’ meeting or February 25, 2019 to regain compliance, or (b) if the next annual stockholders’ meeting is held before August 22, 2018, then the Company must evidence compliance no later than August 22, 2018. The Company expects to regain compliance with Listing Rule 5605(c)(2)(A) by appointing a new independent director to the Audit Committee within the aforementioned time period.

Item 8.01    Other Matters

On March 9, 2018, the Board established the date of the Company's 2018 annual meeting of stockholders as June 22, 2018 (the “Annual Meeting”) and established the close of business on April 23, 2018 as the record date for determining stockholders entitled to receive notice of and to vote at the Annual Meeting.

Since the date of the Annual Meeting has been changed by more than 30 calendar days from the anniversary date of the 2017 annual meeting of stockholders, the Company has undertaken, pursuant to Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to provide shareholders with an updated deadline for submitting any qualified stockholder proposals.

In accordance with Rule 14a-5(f) and Rule 14a-8(e) under the Exchange Act, notice by a stockholder of any qualified stockholder proposal must be received by the Company at its principal executive offices at 1658 Cole Boulevard, Building 6, Suite 210, Lakewood, Colorado, and directed to the attention of the Corporate Secretary, by April 6, 2018 in order to be considered for inclusion in the Company’s proxy statement and form of proxy for the Annual Meeting. Such stockholder proposals must conform to the rules and regulations promulgated by the Securities and Exchange Commission. Any such notice received after the close of business on April 6, 2018 will be considered untimely.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2018

PERSHING GOLD CORPORATION

By:	/s/ Eric Alexander
Eric Alexander
Vice President Finance and Controller